SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                        FEBRUARY 21, 2001
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Date of earliest event reported:       FEBRUARY 13, 2001
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                      ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      000-32085                 36-4392754
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


2401 COMMERCE DRIVE, LIBERTYVILLE, ILLINOIS                          60048
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code         (847) 680-3515
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



13415.0004
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         Allscripts Healthcare Solutions, Inc. (the "Company") announced that Pamela Pure, the Vice President and Chief Operating Officer of the Company's wholly-owned subsidiary, Channelhealth Incorporated, had tendered her resignation effective as of February 13, 2001.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         None.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

                                          By: /s/ David B. Mullen
                                              ---------------------------------
                                              David B. Mullen
                                              President

Dated: February 21, 2001














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